                                                                    EXHIBIT 24.1






                                POWER OF ATTORNEY

         WHEREAS, Compass Bancshares, Inc. (the "Company") has agreed to file one or more registration statements under the Securities Act of 1933, as amended, with respect to the resale of shares of common stock of the Company in connection with the acquisition by the Company of Western Management Corporation;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of D. Paul Jones, Jr., Garrett R. Hegel and Jerry W. Powell true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statements and any appropriate amendments thereto, to be accompanied by prospectuses and any appropriately amended prospectuses and any necessary exhibits.

         The Company hereby authorizes said persons or any one of them to execute said registration statements and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

         DONE as of this the 13th of December, 2000.

                                      COMPASS BANCSHARES, INC.


                                      By:  /s/ D. PAUL JONES, JR.
                                           ------------------------------------
                                           D. Paul Jones, Jr.
                                           Its Chairman and Chief Executive
                                                Officer


                                      /s/ D. Paul Jones, Jr.
                                      -----------------------------------------
                                      D. Paul Jones, Jr.


                                      /s/ Garrett R. Hegel
                                      -----------------------------------------
                                      Garrett R. Hegel


                                      /s/ Timothy L. Journy
                                      -----------------------------------------
                                      Timothy L. Journy


                                      /s/ James H. Click, Jr.
                                      -----------------------------------------
                                      James H. Click, Jr.


                                      /s/ Charles W. Daniel
                                      -----------------------------------------
                                      Charles W. Daniel


                                      /s/ W. Eugene Davenport
                                      -----------------------------------------
                                      W. Eugene Davenport


                                      /s/ Marshall Durbin, Jr.
                                      -----------------------------------------
                                      Marshall Durbin, Jr.


                                      /s/ Tranum Fitzpatrick
                                      -----------------------------------------
                                      Tranum Fitzpatrick


                                      /s/ Carl J. Gessler, Jr.
                                      -----------------------------------------
                                      Carl J. Gessler, Jr.


                                      /s/ John S. Stein
                                      -----------------------------------------
                                      John S. Stein